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                                                        EXHIBIT 20(c)
                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the six months ended March 31, 2001

Investor Allocation Percentage                             98.00%
Principal Distributions
Class A1                                                    0.00
Class A2                                                    0.00
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                                  0.00

Principal Allocations
Class A1                                                    0.00
Class A2                                           85,605,672.60
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                         85,605,672.60

Interest Distributions
Class A1                                                    0.00
Class A2                                           15,668,749.98
Class A3                                            2,650,999.98
Class B                                             2,342,869.50
                                                ----------------
     Total                                         20,662,619.46

Interest Allocations
Class A1                                                    0.00
Class A2                                           15,668,749.98
Class A3                                            2,650,999.98
Class B                                             2,342,869.50
                                                ----------------
     Total                                         20,662.619.46

Certificate Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                    0.00
Class A2                                                    0.00
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                                  0.00

Remaining Unpaid Interest
Class A1                                                    0.00
Class A2                                            2,611,458.33
Class A3                                              441,833.33
Class B                                               390,478.25
                                                ----------------
     Total                                          3,443,769.91

Outstanding Principal Balance
Class A1                                                    0.00
Class A2                                          575,000,000.00
Class A3                                           96,400,000.00
Class B                                            71,538,000.00
                                                ----------------
     Total                                        742,938,000.00

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                      Toyota Motor Credit Corporation
  Aggregate Monthly Report Information - Toyota Auto Lease Trust 1998-B
              As of and for the six months ended March 31, 2001

Reimbursed Loss Amounts
Class A1                                                    0.00
Class A2                                           20,711,973.15
Class A3                                            4,192,939.66
Class B                                             3,112,156.81
                                                ----------------
     Total                                         28,017,069.62

Certificate Distribution Amount Allocable
     To Unreimbursed Loss Amounts
Class A1                                                    0.00
Class A2                                                    0.00
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                                  0.00

Unreimbursed Loss Amounts
Class A1                                                    0.00
Class A2                                                    0.00
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                                  0.00

Shortfalls
Class A1                                                    0.00
Class A2                                                    0.00
Class A3                                                    0.00
Class B                                                     0.00
                                                ----------------
     Total                                                  0.00

Servicing Fee
Class A1                                                    0.00
Class A2                                            2,441,820.56
Class A3                                              494,323.08
Class B                                               366,905.10
                                                ----------------
     Total                                          3,303,048.74

Distributions To Transferor                         3,694,514.62
Allocations To Transferor                                   0.00
Aggregate Net Investment Value                    423,652,152.87
Payments Ahead                                      5,104,361.22
Change in Payments Ahead from the
     previous year - increase/(decrease)            2,334,876.02
Servicer Advances                                   2,090,363.93
Change in Servicer Advance from the
     previous year - increase/(decrease)           (1,205,186.09)

Reserve Fund (1)                                   90,841,726.08
Cumulative Withdrawals from the Reserve Fund       18,468,393.29
Amounts Reimbursed to the Reserve Fund              3,386,181.91
Maturity Advances                                  20,962,803.90
Reimbursements of Maturity Advance                 20,962,803.90
Maturity Advances Outstanding                               0.00

(1) Includes the cash capital contribution of $37,000,000.00 deposited during the year ended September 30, 2000. (See Item 14(b).)